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                                                                   EXHIBIT 10.14


                                BROOKTROUT, INC.

                                2004 BONUS PLAN

     On March 11, 2005, the Compensation Committee of the Board of Directors of Brooktrout, Inc. approved payment of cash bonuses with respect to the year ended December 31, 2004. The approval included bonuses in the amounts set forth below to the following executive officers of Brooktrout, Inc.:

NAME                        TITLE                                                           BONUS AMOUNT
--------------------------- ------------------------------------------------------------ ------------------
Eric R. Giler               President                                                           $68,341
Robert C. Leahy             Vice President of Finance and Operations, and Treasurer              60,113
Heather J. Magliozzi        Vice President of Corporate Marketing                                40,000
R Andrew O'Brien            Vice President of Market and Business Development                    25,000
Ronald J. Bleakney          Senior Vice President of Worldwide Sales                             20,000
